As filed with the Securities and Exchange Commission on April 29, 2002

                                                   Registration No. 333-86102
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 AMENDMENT NO. 1
                                        TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                                   ACE LIMITED
             (Exact name of registrant as specified in its charter)


    CAYMAN ISLANDS                             98-0091805
(State or other jurisdiction of           (I.R.S. Employer Identification No.)
incorporation or organization)


                             ACE Global Headquarters
                              17 Woodbourne Avenue
                                Hamilton, Bermuda
               (Address of principal executive offices) (zip code)


                     ACE Limited 1995 Outside Directors Plan
                            (Full title of the plan)


                                Brian Duperreault
                                   ACE Limited
                            c/o CT Corporation System
                                  1633 Broadway
                            New York, New York 10019
                     (Name and address of agent for service)


   Telephone number, including area code, of agent for service: (441) 295-5200 copy to
                                Laura D. Richman
                            Mayer, Brown, Rowe & Maw
                              190 S. LaSalle Street
                             Chicago, Illinois 60603


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





     Pursuant to General Instruction E to Form S-8, the contents of the Company's Registration Statement on Form S-8, File No. 333-1400, (the "Prior Registration Statement") is incorporated herein by reference. This Registration Statement covers 500,000 shares which, together with the 150,000 shares (after giving effect to the Registrant's stock split) being carried forward from the Prior Registration Statement and upon which a fee has previously been paid, constitute the 650,000 shares registered for issuance under the ACE Limited Outside Directors Plan.

                                    PART II


                            INFORMATION REQUIRED IN
                          THE REGISTRATION STATEMENT

Item 8.  Exhibits.

     See Exhibit Index which is incorporated herein by reference.

                                   SIGNATURES



        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Bermuda, on April 26, 2002.

                                   ACE Limited


                                   By:               *
                                         ---------------------------------------
                                   Its:  Chairman and Chief Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                       Title                             Date
---------                       -----                             ----

           *                    Chairman and Chief               April 26, 2002
------------------------        Executive Officer; Director
Brian Duperreault


           *                    President, Chief Operating       April 26, 2002
------------------------        Officer; Director
Dominic Frederico



           *                    Chief Financial Officer;         April 26, 2002
------------------------        (Principal Financial
Philip Bancroft                 Officer)



           *                    Chief Accounting Officer;        April 26, 2002
------------------------        (Principal Accounting
Robert A. Blee                  Officer)



           *                    Vice Chairman; Director          April 26, 2002
------------------------
Donald Kramer




   /s/ Peter N. Mear
------------------------------------
* By Peter N. Mear, Attorney-In-Fact

           *                    Director                        April 26, 2002
------------------------
Michael G. Atieh



           *                    Director                        April 26, 2002
------------------------
Bruce L. Crockett


           *                    Director                        April 26, 2002
------------------------
Robert M. Hernandez


           *                    Director                        April 26, 2002
------------------------
John A. Krol


                                Director                         _______, 2002
------------------------
Roberto Mendoza


           *                    Director                        April 26, 2002
------------------------
Peter Menikoff


           *                    Director                        April 26, 2002
------------------------
Thomas J. Neff


           *                    Director                        April 26, 2002
------------------------
Robert Ripp


           *                    Director                        April 26, 2002
------------------------
Walter A. Scott


           *                    Director                        April 26, 2002
------------------------
Dermot F. Smurfit


           *                    Director                        April 26, 2002
------------------------
Robert W. Staley


           *                    Director                        April 26, 2002
------------------------
Gary M. Stuart


           *                    Director                        April 26, 2002
------------------------
Sidney F. Wentz


   /s/ Peter N. Mear
------------------------------------
* By Peter N. Mear, Attorney-In-Fact

                           AUTHORIZED REPRESENTATIVE

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the undersigned as the duly authorized representative of ACE Limited in the United States.




                                          *
                             -----------------------------
                             Brian Duperreault


                             Date:  April 26, 2002





 /s/ Peter N. Mear
------------------------------------
* By Peter N. Mear, Attorney-In-Fact

                                 EXHIBIT INDEX


Exhibit Number             Description of Document
--------------             ----------------------

     4.1 Memorandum of Association of the Company (Incorporated by reference to Exhibit 3.1 to the Company's Annual Report on Form 10-K for the year ended September 30, 1998)

     4.2 Articles of Association of the Company (Incorporated by reference to Exhibit 3.2 to the Company's Annual Report on Form 10-K for the year ended
                           September 30, 1998)

     4.3 Specimen certificate representing Ordinary Shares (Incorporated by reference to Exhibit 4.3 to the Company's Annual Report on Form 10-K for the year ended December 31, 2001)

     5.1 Opinion of Maples and Calder as to the legality of the Ordinary Shares

    23.1                   Consent of PricewaterhouseCoopers LLP  **

    23.2                   Consent of Maples and Calder (included in Exhibit 5)

    24.1                   Powers of Attorney (included in signature pages)  **

    99.1 Appointment of CT Corporation as U.S. agent for service of process (Incorporated by reference to Exhibit 99.1 to Registration Statement on Form S-1 of the Company (No. 33-72118)).

    99.2 Confirmation of appointment of CT Corporation System as U.S. agent for service of process (Incorporated by reference to Exhibit 99.2 to Registration Statement on Form S-3 of the Company (No. 333-49257)).


** Previously Filed